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                                                                    EXHIBIT 10.2

                           SUN HEALTHCARE GROUP, INC.
                    1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    1.  DEFINITIONS.

    "ANNUAL MEETING" means an annual meeting of the Company's stockholders.

    "ANNUAL RETAINER" means any annual fee payable to a Non-Employee Director for service on the Board and any other fee payable to a Non-Employee Director for acting as chairperson of any committee of the Board.

    "BOARD" means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer the Plan, which shall be composed exclusively of members of the Board who are not Non-Employee Directors.

    "COMMON STOCK" means the Common Stock of the Company, par value $.01 per share.

    "COMPANY" means Sun Healthcare Group, Inc., a Delaware corporation, or any successor to substantially all of its business.

    "DISABILITY" means eligibility for disability benefits under the terms of the Company's long-term disability plan in effect at the time the Non-Employee Director becomes disabled.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FAIR MARKET VALUE" means, in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues, an amount equal to the average of the high and low prices of the Common Stock on such exchange or such quotation on the date set for valuation or, if no sales of Common Stock were made on said exchange or so quoted on that date, the average of the high and low prices of the Common Stock on the next preceding day on which sales were made on such exchange or quotations; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Committee.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

    "OPTION" means an option to purchase shares of Common Stock awarded to a Non-Employee Director pursuant to the Plan, which option shall not be intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Code.

    "PERSON" means any person, entity, or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

    "PLAN" means the Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock Plan.

    "RESTRICTED GRANT SHARES" means shares of Common Stock granted to a Non-Employee Director, which shares are subject to such restrictions on transfer or other incidents of ownership for such periods of time, and are subject to such terms and conditions as are set forth in Section 5 below.

    "RESTRICTED SHARES" means Restricted Grant Shares and Restricted Retainer Shares.

    "RESTRICTED RETAINER SHARES" means shares of Common Stock which a Non-Employee Director elects to receive in lieu of part of his or her Annual Retainer, which shares are subject to such restrictions on transfer or other incidents of ownership for such periods of time, and are subject to such terms and conditions as are set forth in Section 5 below.
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    "RETIREMENT" means a Non-Employee Director ceasing to be a member of the
Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members.

    "SUBSIDIARY" means (i) any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or
(ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

    2. PURPOSES. The purposes of the Plan are to retain the services of qualified individuals who are not employees of the Company to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased Common Stock ownership by such individuals by awarding such individuals Restricted Shares and Options to purchase shares of Common Stock.

    3.  ADMINISTRATION.

        (a) AUTHORITY. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all Persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Restated Certificate of Incorporation as it may be amended from time to time.

        (b) DELEGATION. The Committee may designate a committee composed of one or more members of the Board to carry out its responsibilities under such conditions as it may set.

    4. SHARES AVAILABLE. Subject to the provisions of Section 7 of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 400,000 shares (the "SECTION 4 LIMIT"). Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

        (a) the number of shares subject to awards granted under the Plan shall be charged against the Section 4 Limit; and

        (b) the Section 4 Limit shall be increased by:

            (i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

            (ii) the number of shares tendered to pay the exercise price of an Option, and

           (iii) the number of shares withheld to satisfy any tax withholding obligations of a Non-Employee Director with respect to any shares or other payments hereunder.

    5.  RESTRICTED SHARES.

        (a) RESTRICTED RETAINER SHARE AWARDS. With respect to each Annual Meeting commencing with the Annual Meeting coincident with or first succeeding the Effective Date, each Non-Employee Director who will remain in office after the date of such Annual Meeting may elect, no later than the date of such Annual Meeting, to receive a specified percentage of his or her Annual Retainer in the form of Restricted Retainer Shares; PROVIDED, HOWEVER, that such percentage may not exceed 50%. In the event that such an annual election is made, the Non-Employee Director will receive a number of Restricted Retainer Shares determined by dividing (i) by (ii), and rounding up the result to the next whole share, where (i) is the product of (x) the percentage of the Annual Retainer which the Non-

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    Employee Director elects to receive in the form of Restricted Retainer
    Shares and (y) 110%, and (ii) is the Fair Market Value as of the date of such Annual Meeting.

        (b)  RESTRICTED GRANT SHARE AWARDS.

            (i) At the Annual Meeting coincident with or first succeeding a Non-Employee Director's election to the Board (other than reelection for a successive term), each Non-Employee Director (including any Non-Employee Director reelected after a period during which he did not serve on the Board) shall receive an award of 5,000 Restricted Grant Shares.

            (ii) At each Annual Meeting, other than Annual Meeting coincident with or first succeeding a Non-Employee Director's initial election to the Board (or reelection after a period during which he or she did not serve on the Board), each Non-Employee Director who will remain in office after the date of such Annual Meeting shall receive an additional award of 2,000 Restricted Grant Shares (or such lesser number determined by multiplying 2,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such individual served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting).

        (c)  TERMS OF RESTRICTED SHARES.

            (i) VESTING SCHEDULE OF RESTRICTED RETAINER SHARES. Each award of Restricted Retainer Shares granted as of an Annual Meeting shall vest and become nonforfeitable on a quarterly basis commencing with the first day of the calendar quarter coincident with or first succeeding the date of such Annual Meeting.

            (ii) VESTING SCHEDULE OF RESTRICTED GRANT SHARES. Each award of Restricted Grant Shares granted as of an Annual Meeting shall vest and become nonforfeitable in equal installments as of each of the first three Annual Meetings following the date of grant

           (iii) LAPSE OF RESTRICTIONS; FORFEITURE. Notwithstanding anything herein to the contrary, if a Non-Employee Director ceases to be a member of the Board by reason of death, Disability, Retirement or in the event of his or her involuntary termination of service on the Board other than for cause, all Restricted Shares issued to such Non-Employee Director shall immediately vest in full and become nonforfeitable. If a Non-Employee Director ceases to be a member of the Board for any other reason, any Restricted Shares that have not vested as of the date of such termination of service shall immediately be forfeited and all further rights of such Non-Employee Director to or with respect to such Restricted Shares shall terminate without any obligation on the part of the Company.

            (iv) SHARE CERTIFICATES; RIGHTS AND PRIVILEGES. At the time Restricted Shares are granted to a Non-Employee Director, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of the Non-Employee Director but, prior to vesting, shall be held in the custody of the Company for the account of such Non-Employee Director. The certificates shall bear a legend restricting their transferability as provided in Section 5(c)(v) below. The Non-Employee Director shall have all the rights and privileges of a stockholder as to the Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the restrictions set forth in Section 5(c)(v) below, unless and until such Restricted Shares are forfeited pursuant to Section 5(c)(ii) above.

            (v) RESTRICTIONS ON TRANSFER. Prior to vesting, the Restricted Shares granted hereunder may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of.

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    6.  OPTIONS.  In addition to the awards of Restricted Shares described above in Section 5, each Non-Employee Director shall also receive awards of Options under the Plan as follows:

        (a)  OPTION GRANTS.

            (i) INITIAL AWARD. At the Annual Meeting coincident with or first succeeding a Non-Employee Director's election to the Board (other than reelection for a successive term), such Non-Employee Director (including any Non-Employee Director reelected after a period during which he or she did not serve on the Board) shall receive an award consisting of an Option to purchase 10,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

            (ii) ANNUAL AWARDS. At each Annual Meeting, other than the Annual Meeting coincident with or first succeeding a Non-Employee Director's initial election to the Board (or reelection after a period during which he or she did not serve on the Board), each Non-Employee Director who will remain on the Board following the date of such Annual Meeting shall receive as of such date an award consisting of an Option to purchase 4,000 shares of Common Stock (or such lesser number determined by multiplying 4,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such individual served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting). Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

        (b) VESTING SCHEDULE AND TERM OF OPTIONS. Options awarded pursuant to the Plan shall vest and become exercisable in equal installments as of each of the first three Annual Meetings following the date of grant; PROVIDED, HOWEVER, that an Option shall become fully vested and exercisable upon a Non-Employee ceasing to be a member of the Board as a result of death, Disability or Retirement, or in the event of his or her involuntary termination of service on the Board other than for cause. An Option shall expire on the date of the Annual Meeting held in the tenth calendar year following the date of grant.

        (c)  EXERCISE OF OPTIONS FOLLOWING TERMINATION OF SERVICE.

            (i) EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. If a Non-Employee Director's ceases to be a member of the Board by reason of death, Disability, Retirement or in the event of his involuntary termination of service on the Board other than for cause, all Options awarded to such Non-Employee Director may be exercised by such Non-Employee Director, or by his or her estate, personal representative or beneficiary, as the case may be, at any time within three years after the date of termination of service, subject to earlier termination as provided in Section 6(b) above.

            (ii) EXERCISE FOLLOWING OTHER TERMINATIONS OF SERVICE. If a Non-Employee Director ceases to be a member of the Board for any reason other than as set forth above in subsection (i) hereof, then (A) the Non-Employee Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such termination of service, at any time within six months after the date of such termination, subject to earlier termination as provided in Section 6(b) above, and (B) the unvested portion of any Options awarded to the Non-Employee Director shall be forfeited as of the date of termination of service.

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        (d)  TIME AND MANNER OF EXERCISE OF OPTIONS.

            (i) NOTICE OF EXERCISE. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Options, to the extent such Options are vested, by giving written notice of exercise to the Company; PROVIDED, HOWEVER, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in
       Section 6(d)(ii) are satisfied.

            (ii) PAYMENT.  Prior to the issuance of a certificate pursuant to
       Section 6(d)(v) hereof evidencing the shares of Common Stock in respect of which all or a portion of an Option shall have been exercised, a Non-Employee Director shall have paid to the Company the exercise price of the Option for all such shares purchased pursuant to the exercise of such Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars or in shares of Common Stock already owned by the Non-Employee Director valued at their Fair Market Value as of the last business day preceding the date of exercise, or in any combination of cash or such shares as the Committee in its sole discretion may approve. Payment of the exercise price in shares of Common Stock shall be made by delivering to the Company the share certificate(s) representing the required number of shares, with the Non-Employee Director signing his or her name on the back, or by attaching executed stock powers (the signature of the Non-Employee Director must be guaranteed in either case).

           (iii) STOCKHOLDER RIGHTS. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to
       Section 6(d)(v), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

            (iv) LIMITATION ON EXERCISE. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

            (v) ISSUANCE OF SHARES. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, such other Person entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such other Person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director (or such other Person).

        (e) RESTRICTIONS ON TRANSFER. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA ("QDRO"); PROVIDED, HOWEVER, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Option to a Non-Employee Director's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. The Option shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director or by the Person to whom the Option has been transferred in accordance with the previous

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    sentence. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a QDRO, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

    7.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND SHAREHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by future Option awards and/or (ii) such other adjustments as it deems appropriate. The Committee's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Non-Employee Directors.

    8.  TERMINATION AND AMENDMENT OF THE PLAN.

        (a) TERMINATION. The Plan shall terminate as of the tenth anniversary of the Effective Date.

        (b) GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, the Board or the Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; PROVIDED, HOWEVER, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and PROVIDED FURTHER, that the Board may not, without shareholder approval, increase the maximum number of shares issuable under the Plan except as provided in
    Section 7(b) above.

        (c) WHEN NON-EMPLOYEE DIRECTORS' CONSENTS REQUIRED. The Committee may not alter, amend, suspend, or terminate the Plan without the consent of any Non-Employee Director to the extent that such action would adversely affect his or her rights with respect to Restricted Shares or Options that have previously been granted.

    9.  MISCELLANEOUS.

        (a) TAX WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Non-Employee Director for applicable income tax purposes with respect to any award under the Plan, the Non-Employee Director shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the

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    Committee, in accordance with rules and procedures established by the
    Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Non-Employee Director.

        (b) NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

        (c) SECURITIES LAW RESTRICTIONS. The Committee may require each Non-Employee Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Non-Employee Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (d)  COMPLIANCE WITH RULE 16b-3.

            (i) The Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. To the extent any provision of the Plan or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan.

            (ii) Notwithstanding anything contained in the Plan to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Non-Employee Director pursuant to
       Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

        (e) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

        (f) APPLICABLE LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

        (g) EFFECTIVE DATE. Subject to the approval of the Plan by the Company's shareholders, the Plan shall be effective as of the date of the 1997 Annual Meeting (the "EFFECTIVE DATE"). Upon the effectiveness of the Plan, the Company's 1995 Non-Employee Directors' Stock Option Plan shall be terminated.

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